Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 19, 2016 by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL‑Ireland” and, together with WIL-Bermuda, the “Obligor Parties”), the Lenders listed on the signature pages attached hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of May 9, 2016 by and among the Obligor Parties, the lenders named therein, the Administrative Agent, JPMorgan, as Swingline Lender, and the Issuing Banks party thereto (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”); and
WHEREAS, the Obligor Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 2.    Amendment to Table of Contents. The Table of Contents in the Credit Agreement is hereby amended by adding references to a new Exhibit K and a new Exhibit L as follows:

EXHIBIT K        Form of Increasing Lender Supplement
EXHIBIT L        Form of Additional Lender Supplement
Section 3.    Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Additional Lender” has the meaning specified in Section 2.18(a).
“Additional Lender Supplement” means an additional lender supplement entered into by the Borrowers and any Additional Lender in the form of Exhibit L or any other form reasonably acceptable to the Administrative Agent.
“Amendment No. 1” means that certain Amendment No. 1 to Amended and Restated Credit Agreement entered into as of July 19, 2016 by and among the Obligor Parties, the Lenders listed on the signature pages attached thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means July 19, 2016.
“Angolan Bond Investment” means the purchase of Dollar-linked or inflation-protected Angolan government sovereign bonds by WIL-Ireland or a Restricted Subsidiary.
“Commitment Increase” has the meaning specified in Section 2.18(a).
“Convertible Indebtedness” means Indebtedness of WIL-Ireland or any of its Subsidiaries permitted to be incurred under the terms of this Agreement that is either (a) convertible or exchangeable into ordinary shares of WIL-Ireland (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such ordinary shares) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for ordinary shares of WIL-Ireland and/or cash (in an amount determined by reference to the price of such common stock).
“Increase Effective Date” has the meaning specified in Section 2.18(b).
“Increasing Lender” has the meaning specified in Section 2.18(a).
“Increasing Lender Supplement” means an increasing lender supplement entered into by the Borrowers and any Increasing Lender in the form of Exhibit K or any other form reasonably acceptable to the Administrative Agent.
“Incremental Commitment” has the meaning specified in Section 2.18(a).
“Incremental Commitment Cap” has the meaning specified in Section 2.18(a).
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the ordinary shares of WIL-Ireland purchased by WIL-Ireland or any of its Subsidiaries in connection with any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by WIL-Ireland or any of its Subsidiaries from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by WIL-Ireland or any of its Subsidiaries from the sale of the Convertible Indebtedness issued in connection with such Permitted Bond Hedge Transaction.
“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on WIL-Ireland’s ordinary shares sold by WIL-Ireland substantially concurrently with any purchase by WIL-Ireland or any of its Subsidiaries of a related Permitted Bond Hedge Transaction.
“Sale Related Commitment Reduction Date” means (a) with respect to a Specified Asset Sale that is the Land Rig Sale, immediately upon the receipt of Net Cash Proceeds by WIL-Ireland or any of its Restricted Subsidiaries or (b) with respect to any other Specified Asset Sale, the tenth Business Day after the last day of the month during which such Specified Asset Sale was consummated.

(b)    Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)    The definition of “Extended Commitment” is hereby amended and restated in its entirety to read as follows:

“Extended Commitment” means, with respect to each Extending Lender, the commitment of such Extending Lender to (a) make Loans, (b) acquire participations in Letters of Credit hereunder and (c) acquire participations in Swingline Loans, which commitment will terminate on the Extended Maturity Date (if not terminated earlier in accordance with the terms hereof), in an aggregate principal amount set forth opposite such Extending Lender’s name on Schedule 2.01 under the heading “Extended Commitment” or in the Additional Lender Supplement or Assignment and Assumption pursuant to which such Extending Lender shall have provided or assumed its Extended Commitment, as applicable, as such amount may be (i) reduced from time to time pursuant to Section 2.06, (ii) increased from time to time pursuant to Section 2.18 and (iii) reduced or increased from time to time pursuant to assignments by or to such Extending Lender pursuant to Section 4.03 or Section 11.05.
(ii)    The definition of “Extending Lender” is hereby amended and restated in its entirety to read as follows:

“Extending Lender” means each Person listed on Schedule 2.01 to the extent such Person is providing an Extended Commitment and any other Person that (a) accepts an assignment from, and assumes the obligations of, an Extending Lender pursuant to an Assignment and Assumption Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption Agreement or (b) provides all or a portion of any Incremental Commitments in accordance with Section 2.18.
(iii)    The definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means, collectively, this Agreement, the Amendment and Restatement Agreement, any Notes issued pursuant to this Agreement, the Guaranty Agreements, the Letters of Credit (and applications therefor), each Increasing Lender Supplement, each Additional Lender Supplement, all instruments, certificates and agreements now or hereafter executed or delivered by any Obligor to the Administrative Agent, any Issuing Bank or any Lender pursuant to or in connection with any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.
(iv)    The definition of “Permitted Liens” is hereby amended by amending and restating clause (h) thereof in its entirety to read as follows:

“(h)    (i) Liens incurred to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a like nature incurred in the ordinary course of business; provided that no Liens incurred under this sub-clause (i) shall secure obligations for the payment of borrowed money, and (ii) Liens solely on cash and Cash Equivalents not to exceed $50,000,000 at any one time securing letters of credit, letter of credit facilities, bank guaranties, bank guarantee facilities or similar instruments or facilities supporting the obligations described in the preceding sub-clause (i);”
(v)    The definition of “Specified Asset Sale” is hereby amended to delete the “and” and insert “,” before “8.05(m)” and to insert “and 8.05(n)” before the period thereafter.

(vi)    The definition of “Swap Agreement” is hereby amended by adding the following at the end thereof:

“Notwithstanding anything to the contrary set forth herein, Angolan Bond Investments shall be deemed to be Swap Agreements.”
(c)    Section 2.06(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Reduction of Extended Commitments.
(i)    Scheduled Reductions. Until the Aggregate Commitments have been permanently reduced (and only to the extent necessary to cause the Aggregate Commitments to be permanently reduced) to $1,000,000,000, the Extending Lenders’ Commitments shall be permanently reduced, ratably among the Extending Lenders in accordance with their respective Extended Commitments, (A) on the Existing Maturity Date (after giving effect to the termination of the Non-Extending Lenders’ Commitments pursuant to Section 2.06(a) and the accompanying repayments of Obligations) by an aggregate amount equal to $57,550,000.00 and (B) on July 13, 2018 by an aggregate amount equal to $115,100,000.00. On the date of any reduction of the Extending Lenders’ Commitments pursuant to this Section 2.06(b)(i), the Borrowers shall first be required to prepay the Extending Lenders’ Revolving Credit Loans in accordance with Section 2.08(d).
(ii)    Incremental Commitments from Additional Lenders. In the event that any Incremental Commitments are provided by Additional Lenders pursuant to a Commitment Increase, immediately prior to giving effect to such Commitment Increase on the relevant Increase Effective Date, the Extending Lenders’ Commitments shall be permanently reduced, ratably among the Extending Lenders in accordance with their respective Extended Commitments, by an aggregate amount equal to fifty percent (50%) of the total Incremental Commitments provided by Additional Lenders pursuant to such Commitment Increase.

(d)    Section 2.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    Reduction of Aggregate Commitments in connection with Certain Asset Sales. Until the Aggregate Commitments have been permanently reduced (and only to the extent necessary to cause the Aggregate Commitments to be permanently reduced) to $1,000,000,000, in the event of any Specified Asset Sale, the Lenders’ Commitments shall be permanently reduced, ratably among the Lenders in accordance with their respective Commitments on the applicable Sale Related Commitment Reduction Date, by an aggregate amount equal to (i) with respect to the Land Rig Sale, 100% of the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale and (ii) with respect to any Specified Asset Sale other than the Land Rig Sale (A) consummated prior to the Existing Maturity Date, 75% of the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale and (B) consummated on or after the Existing Maturity Date, 75% of the Net Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale; provided that, with respect to any calendar year, the Lenders’ Commitments shall be reduced pursuant to this Section 2.06(c)(ii) only to the extent that the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from the consummation of Specified Asset Sales during such calendar year exceeds $50,000,000.
(e)    Section 2.08(d) is hereby amended by replacing the reference to “Section 2.06(b)” with “Section 2.06(b)(i)”.

(f)    Article II of the Credit Agreement is hereby amended by adding a new Section 2.18 to the end thereof as follows:

“SECTION 2.18    Increase in Commitments.
(a)    Borrowers’ Request. Subject to the terms and conditions set forth herein, the Borrowers may by written notice to the Administrative Agent elect to request at any time and from time to time (but not more than twice in any calendar year) prior to the Extended Maturity Date an increase to the aggregate Extended Commitments (each such increase, a “Commitment Increase”, and each additional commitment provided pursuant to a Commitment Increase, an “Incremental Commitment”); provided that the aggregate amount of all Incremental Commitments provided on or after the Amendment No. 1 Effective Date shall not exceed $250,000,000 (such amount, the “Incremental Commitment Cap”). Each such notice shall specify (i) the date on which the Borrowers propose that the applicable Incremental Commitments shall be effective, which shall be a date not less than ten (10) Business Days (or such shorter period as may be agreed by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Person to whom the Borrowers propose any portion of such Incremental Commitments be allocated and the amounts of such allocations; provided that (A) any existing Lender approached to provide an Incremental Commitment may elect or decline, in its sole discretion, to provide such Incremental Commitment (any existing Lender electing to provide an Incremental Commitment, an “Increasing Lender”), (B) any Person approached to provide an Incremental Commitment that is not already a Lender shall meet the requirements to be an assignee under Section 11.05(b) (subject to such consents, if any, as may be required under Section 11.05(b)) and shall deliver all applicable forms and documents required by clauses (D), (E), (F) and (H) of Section 11.05(b)(ii) (any such Person agreeing to provide all or any portion of an Incremental Commitment that is not already a Lender, an “Additional Lender”), (C) if any Increasing Lender is providing an Incremental Commitment, then the Borrowers and such Increasing Lender shall execute an Increasing Lender Supplement and (D) if any Additional Lender is providing an Incremental Commitment, then (1) the Borrowers and such Additional Lender shall execute an Additional Lender Supplement and (2) immediately prior to giving effect to the Commitment Increase on the relevant Increase Effective Date, the Extended Lenders’ Commitments shall be reduced in accordance with the provisions of Section 2.06(b)(ii). Each Commitment Increase shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof (provided that the amount of a Commitment Increase may be less than $10,000,000 if such amount represents all remaining availability under the Incremental Commitment Cap).
(b)    Conditions. Each Commitment Increase shall become effective on the proposed effective date set forth in the Borrowers’ request for a Commitment Increase or such later date as the Administrative Agent and the Borrowers agree (the “Increase Effective Date”), which in any event shall be on or after the date on which the Administrative Agent shall have received:
(i)     an Additional Lender Supplement for each Additional Lender participating in such Commitment Increase and an Increasing Lender Supplement for each Increasing Lender participating in such Commitment Increase, in each case duly executed by all parties thereto;
(ii)    a certificate of a Principal Financial Officer dated such date and certifying that, on a pro forma basis (assuming that such Incremental Commitments are fully drawn), WIL-Ireland shall be in compliance with each of the Financial Covenants as of the most recently ended Fiscal Quarter for which financial statements are available;
(iii)    such documents and opinions consistent with those delivered on the Effective Date as to the organizational power and authority of the Borrowers to borrow hereunder after giving effect to such Commitment Increase as the Administrative Agent may reasonably request;
(iv)    such evidence of appropriate corporate or other organizational authorization on the part of the Borrowers, WIL-Ireland and the other Obligors with respect to such Commitment Increase as the Administrative Agent may reasonably request;
(v)    if requested by the Administrative Agent, an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrowers and the Obligors reasonably satisfactory to the Administrative Agent, covering such matters relating to such Commitment Increase as the Administrative Agent may reasonably request;

(vi)    a certificate of a Responsible Officer of WIL-Ireland, dated such Increase Effective Date, certifying that (A) the representations and warranties set forth in Article VI and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, such Commitment Increase Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date) and (B) no Default or Event of Default has occurred and is continuing on such Commitment Increase Effective Date; and
(vii)    other customary closing certificates and documentation (similar to the documentation required to be delivered on the Effective Date under Section 5.01, to the extent applicable) relating to such Commitment Increase as the Administrative Agent may reasonably request.
(c)    Adjustment of Revolving Credit Loans. On the Increase Effective Date for any Commitment Increase, each relevant Increasing Lender and Additional Lender shall make available to the Administrative Agent, for the benefit of the other Lenders, such amounts in immediately available funds as are required to cause (after giving effect to such Commitment Increase, any reduction of the Extended Commitments pursuant to Section 2.06(b)(ii) and the use of such amounts to make payments to such other Lenders) each Lender’s portion of the outstanding Revolving Credit Loans of all the Lenders to equal its Applicable Percentage of such outstanding Revolving Credit Loans. If there is a new borrowing of Revolving Credit Loans on such Increase Effective Date, the Lenders shall, after giving effect to such Increase Effective Date, make such Revolving Credit Loans in accordance with Section 2.01.
(d)    Equal and Ratable Benefit. The Loans and Commitments established pursuant to this paragraph shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty Agreements.”
(g)    Section 8.04 of the Credit Agreement is hereby amended by deleting “and” at the end of Section 8.04(e) of the Credit Agreement, re-numbering Section 8.04(f) of the Credit Agreement as Section 8.04(g), and adding a new Section 8.04(f) of the Credit Agreement as follows:

“(f)    Liens on cash and Cash Equivalents (and deposit accounts in which such cash and Cash Equivalents are held) to secure obligations (contingent or otherwise) in respect of letters of credit or letter of credit facilities, bank guarantees or bank guarantee facilities, bid bonds, surety bonds, performance bonds, customs bonds, advance payment bonds and similar instruments and facilities permitted under Section 8.15 so long as the aggregate principal amount of the Indebtedness and other obligations secured by such Liens does not at any time exceed $25,000,000; and”
(h)    Section 8.05(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(k)    Dispositions of surplus property in the ordinary course of business shall be permitted so long as (i) the aggregate fair market value of all such surplus property Disposed of pursuant to this Section 8.05(k) during the Fiscal Year ending December 31, 2016 does not exceed $75,000,000, (ii) the aggregate fair market value of all such surplus property Disposed of pursuant to this Section 8.05(k) during the Fiscal Year ending December 31, 2017 does not exceed $50,000,000 and (iii) the aggregate fair market value of all such surplus property Disposed of pursuant to this Section 8.05(k) during any Fiscal Year thereafter does not exceed $25,000,000 for each such Fiscal Year;”
(i)    Section 8.05 of the Credit Agreement is hereby amended by deleting “and” at the end of Section 8.05(l) of the Credit Agreement, replacing the “.” at the end of Section 8.05(m) of the Credit Agreement with “; and” and adding a new Section 8.05(n) as follows:
“(n)    WIL-Ireland and its Restricted Subsidiaries may Dispose of any individual piece of personal or real property with a fair market value not in excess of $30,000.”
(j)    Section 8.06 of the Credit Agreement is hereby amended by deleting “and” at the end of Section 8.06(m) of the Credit Agreement, replacing the “.” at the end of Section 8.06(n) of the Credit Agreement with “; and” and adding a new Section 8.06(o) as follows:
“(o)    Permitted Bond Hedge Transactions which constitute Investments.”
(k)    Section 8.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.07    Swap Agreements. WIL-Ireland shall not, and shall not permit any Restricted Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which WIL-Ireland or any Restricted Subsidiary has actual exposure (other than those in respect of Capital Stock of WIL-Ireland or any of its Restricted Subsidiaries), including to hedge or mitigate foreign currency and commodity price risks to which WIL-Ireland or any Restricted Subsidiary has actual exposure, (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of WIL-Ireland or any Restricted Subsidiary and (c) any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction.”

(l)    Section 8.08 of the Credit Agreement is hereby amended by deleting “and” at the end of Section 8.08(i) of the Credit Agreement, replacing the “.” at the end of Section 8.08(j) of the Credit Agreement with “;” and adding new Sections 8.08(k) and 8.08(l) as follows:
“(k)    so long as no Default or Event of Default shall have occurred and be continuing, WIL-Ireland and its Restricted Subsidiaries may repay or prepay intercompany loans or advances; provided that, to the extent such intercompany loans or advances are Subordinated, such repayment or prepayment shall not violate the subordination terms applicable thereto; and
(l)    WIL-Ireland and its Restricted Subsidiaries may (i) pay the purchase price for any Permitted Bond Hedge Transaction and (ii) settle any related Permitted Warrant Transaction (A) by delivery of shares of WIL-Ireland’s common stock upon settlement thereof or (B) by (x) set-off against the related Permitted Bond Hedge Transaction or (y) payment of an early termination amount thereof in common stock upon any early termination thereof.”
Section 4.    Amendments to Exhibits. The exhibits to the Credit Agreement are hereby amended by adding Exhibit K and Exhibit L in Annex I hereto as new Exhibit K and Exhibit L, respectively.

Section 5.    Amendment No. 1 Effective Date; Conditions Precedent. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Obligor Parties and the Required Lenders;

(b)    the Obligor Parties shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment No. 1 Effective Date and (ii) to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 1 Effective Date, all out‑of‑pocket expenses required to be reimbursed or paid by the Obligor Parties pursuant to Section 11.03 of the Credit Agreement or any other Loan Document; and

(c)    no Default or Event of Default shall have occurred and be continuing.
Section 6.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:

(a)    the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Amendment No. 1 Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

(b)    no Default or Event of Default has occurred and is continuing on the Amendment No. 1 Effective Date; and

(c)    this Amendment constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each of the Obligor Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

Section 7.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

Section 8.    Ratification. Each of the Obligor Parties hereby ratifies and confirms, on behalf of itself and each other Guarantor, the Guarantors’ obligations under the Affiliate Guaranty and hereby represents and acknowledges, on behalf of itself and each other Guarantor, that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, each Obligor Party agrees, on behalf of itself and each other Guarantor, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Affiliate Guaranty or any of the other Loan Documents. Each Obligor Party agrees, on behalf of itself and each other Guarantor, that all references in the Affiliate Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of WIL-Bermuda to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Obligor

Party hereby represents and warrants, on behalf of itself and each other Guarantor, that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Guarantor’s obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Affiliate Guaranty and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.

Section 9.    Effect of Amendment. From and after the Amendment No. 1 Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 10.    Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, WIL-Bermuda agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 11.    Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 12.    Submission to Jurisdiction; Consent to Service of Process.

(a)    Each Obligor Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non‑appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment (including this Section 11) or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.

(b)    Each Obligor Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)    Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.

(d)    Each Obligor Party agrees that any suit, action or proceeding brought by any Obligor or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.

(e)    The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)    The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent and each Lender party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)    To the extent that any Obligor Party has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor Party hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.

Section 13.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 14.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 1 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WIL-BERMUDA:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Yazid J. Tamimi
Name:	Yazid J. Tamimi
Title:	Vice President

WIL-IRELAND:

WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company

By:	/s/ Bastiaan E. van Houts
Name:	Bastiaan E. van Houts
Title:	Assistant Treasurer

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:	Authorized Signatory

By:	/s/ Duncan Nash
Name:	Duncan Nash
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:	/s/ Lexanne Cooper
Name:	Lexanne Cooper
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ John Robinson
Name:	John Robinson
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

STANDARD CHARTERED BANK

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director - Loan Syndications

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH

By:	/s/ Lars Christian Eriksen
Name:	Lars Christian Eriksen
Title:	Vice President

By:	/s/ Gustaf Stael von Holstein
Name:	Gustaf Stael von Holstein
Title:	Head of Risk Management

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Julien Tizorin
Name:	Julien Tizorin
Title:	Director

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement